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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of Multi-Media Tutorial Services, Inc., a Delaware corporation (the "Company") on Form 10-KSB for the period ending February 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry Reichman, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: June 12, 2008                /s/ BARRY REICHMAN
                                    --------------------------------------------
                                    BARRY REICHMAN
                                    Barry Reichman, Chief Executive Officer,
                                    Chief Financial Officer and Director
                                    (Principal Executive Officer,
                                    Principal Accounting and Financial Officer)